Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------

Heller Financial, Inc.
Monthly Report - Collections and Distribution


Collection Period                                          June 2, 2000                     to                  July 1, 2000
Determination Date                                         July 10, 2000
Distribution Date                                          July 13, 2000
Available Amounts
-----------------

       Scheduled Payments plus Payaheads, net of Excluded Amounts                         9,265,986.86
       Prepayment Amounts                                                                 6,084,858.34
       Recoveries                                                                           417,199.48
       Investment Earnings on Collection Account and Reserve Fund                            25,398.75
       Late Charges                                                                           6,902.62
       Servicer Advances                                                                  2,873,629.18

       Total Available Amounts                                                           18,673,975.23
       -----------------------                                                           -------------

Payments on Distribution Date
-----------------------------

       Trustee Fees (only applicable pursuant to an Event of Default)                             0.00

       Unreimbursed Servicer Advances to the Servicer                                             0.00

       Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                       0.00

       Interest due to Class A-1 Notes                                                            0.00

       Interest due to Class A-2 Notes                                                       77,065.99

       Interest due to Class A-3 Notes                                                      620,095.82

       Interest due to Class A-4 Notes                                                      146,800.09

       Interest due to Class B Notes                                                         37,006.58

       Interest due to Class C Notes                                                         40,784.62

       Interest due to Class D Notes                                                         29,539.11

       Class A-1 Principal Payment Amount                                                         0.00

       Class A-2 Principal Payment Amount                                                16,117,900.99

       Class A-3 Principal Payment Amount                                                         0.00

       Class A-4 Principal Payment Amount                                                         0.00

       Class B Principal Payment Amount                                                     667,587.02

       Class C Principal Payment Amount                                                     937,195.02

       Class D Principal Payment Amount                                                           0.00

       Additional Principal to Class A-2 Notes                                                    0.00

       Additional Principal to Class A-3 Notes                                                    0.00

       Additional Principal to Class A-4 Notes                                                    0.00

       Additional Principal to Class B Notes                                                      0.00

       Additional Principal to Class C Notes                                                      0.00

       Additional Principal to Class D Notes                                                      0.00

       Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                           0.00
       Deposit to the Reserve Fund                                                                0.00
       Excess to Certificateholder                                                                0.00

       Total distributions to Noteholders and Certificateholders                         18,673,975.23
       ---------------------------------------------------------                         -------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------

Heller Financial, Inc.
Monthly Report - Schedules


Trustee Fees, in Event of Default only
--------------------------------------
       Trustee fees due on Distribution Date                                                                    0.00


Unreimbursed Servicer Advances
------------------------------
       Unreimbursed Servicer Advances                                                                           0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------
 (i)   Servicing Fee Percentage                                                                                 0.40%
 (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period

(iii)  Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                        202,532,858.24
                                                                                                                0.00
 (iv)  Servicing Fee accrued but not paid in prior periods
                                                                                                                0.00
       Total Servicing Fee due and accrued ( (iii) + (iv) )
                                                                                                                0.00
       Servicing Fee carried forward
                                                                                                                0.00
       Monthly Servicing Fee distributed
                                                                                                                0.00

Class A-1 Interest Schedule
---------------------------

       Opening Class A-1 principal balance
       Class A-1 Interest Rate                                                                                  0.00
       Number of days in Accrual Period                                                                      4.94795%
       Current Class A-1 interest due                                                                             30
       Class A-1 interest accrued but not paid in prior periods                                                 0.00
       Total Class A-1 interest due                                                                             0.00
       Class A-1 interest carried forward                                                                       0.00
                                                                                                                0.00
       Class A-1 interest distribution
                                                                                                                0.00

Class A-2 Interest Schedule
---------------------------

       Opening Class A-2 principal balance
       Class A-2 Interest Rate                                                                         17,581,595.80
       Current Class A-2 interest due                                                                           5.26%
       Class A-2 interest accrued but not paid in prior periods                                            77,065.99
       Total Class A-2 interest due                                                                             0.00
       Class A-2 interest carried forward                                                                  77,065.99
                                                                                                                0.00
       Class A-2 interest distribution
                                                                                                           77,065.99

Class A-3 Interest Schedule
---------------------------

       Opening Class A-3 principal balance
       Class A-3 Interest Rate                                                                        135,293,633.00
       Current Class A-3 interest due                                                                           5.50%
       Class A-3 interest accrued but not paid in prior periods                                           620,095.82
       Total Class A-3 interest due                                                                             0.00
       Class A-3 interest carried forward                                                                 620,095.82
                                                                                                                0.00
       Class A-3 interest distribution
                                                                                                          620,095.82

Class A-4 Interest Schedule
---------------------------

       Opening Class A-4 principal balance
       Class A-4 Interest Rate                                                                         31,345,216.00
       Current Class A-4 interest due                                                                           5.62%
       Class A-4 interest accrued but not paid in prior periods                                           146,800.09
       Total Class A-4 interest due                                                                             0.00
       Class A-4 interest carried forward                                                                 146,800.09
                                                                                                                0.00
       Class A-4 interest distribution
                                                                                                          146,800.09

Class B Interest Schedule
-------------------------

       Opening Class B principal balance                                                                7,630,222.90
       Class B Interest Rate                                                                                    5.82%
       Current Class B interest due                                                                        37,006.58
       Class B interest accrued but not paid in prior periods                                                   0.00
       Total Class B interest due                                                                          37,006.58
       Class B interest carried forward                                                                         0.00

       Class B interest distribution                                                                       37,006.58


Class C Interest Schedule
-------------------------

       Opening Class C principal balance                                                                7,575,090.33
       Class C Interest Rate                                                                                    6.46%
       Current Class C interest due                                                                        40,784.62
       Class C interest accrued but not paid in prior periods                                                   0.00
       Total Class C interest due                                                                          40,784.62
       Class C interest carried forward                                                                         0.00

       Class C interest distribution
                                                                                                           40,784.62


Class D Interest Schedule
-------------------------

       Opening Class D principal balance                                                                3,865,532.00
       Class D Interest Rate                                                                                    9.17%
       Current Class D interest due                                                                        29,539.11
       Class D interest accrued but not paid in prior periods                                                   0.00
       Total Class D interest due                                                                          29,539.11
       Class D interest carried forward                                                                         0.00

       Class D interest distribution                                                                       29,539.11


Class A-1 Principal Schedule
----------------------------

       Class A-1 Maturity Date                                                                          May 15, 2000
 (i)   Opening Class A-1 principal balance                                                                      0.00
 (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance                    203,292,290.03
(iii)  ADCB as of last day of the Collection Period                                                   184,812,759.05
 (iv)  Monthly Principal Amount ( (ii) - (iii) )                                                       18,479,530.98
       Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                           0.00
       Class A-1 Principal Payment Amount distribution                                                          0.00

       Class A-1 Principal Balance after current distribution                                                   0.00


Class A Principal Payment Amount
--------------------------------

 (i)   Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                          184,220,444.80
 (ii)  Class A Target Investor Principal Amount (90.9583% * ending ADCB)                              168,102,543.81
       Class A Principal Payment Amount                                                                16,117,900.99
       Funds available for distribution                                                                16,117,900.99


Class A-2 Principal Schedule
----------------------------

       Opening Class A-2 principal balance                                                             17,581,595.80
       Class A-2 Principal Payment Amount distribution                                                 16,117,900.99

       Class A-2 principal balance after current distribution                                           1,463,694.81


Class A-3 Principal Schedule
----------------------------
       Opening Class A-3 principal balance                                                            135,293,633.00
       Class A-3 Principal Payment Amount distribution                                                          0.00

       Class A-3 principal balance after current distribution                                         135,293,633.00

Class A-4 Principal Schedule
----------------------------

       Opening Class A-4 principal balance                                                                       31,345,216.00
       Class A-4 Principal Payment Amount distribution                                                                    0.00

       Class A-4 principal balance after current distribution                                                    31,345,216.00


Class B Principal Schedule
--------------------------

       Opening Class B principal balance                                                                          7,630,222.90
       Class B Target Investor Principal Amount (3.7674% * ending ADCB)                                           6,962,635.88
       Class B Floor                                                                                             (3,492,300.31)
       Class B Principal Payment Amount due                                                                         667,587.02
       Class B Principal Payment Amount distribution                                                                667,587.02

       Class B principal balance after current distribution                                                       6,962,635.88


Class C Principal Schedule
--------------------------

       Opening Class C principal balance                                                                          7,576,090.33
       Class C Target Investor Principal Amount (3.0139% * ending ADCB)                                           5,570,071.75
       Class C Floor                                                                                              1,107,330.08
       Class C Principal Payment Amount due                                                                       2,006,018.58
       Class C Principal Payment Amount distribution                                                                937,195.02

       Class C principal balance after current distribution                                                       6,638,895.31


Class D Principal Schedule
--------------------------

       Opening Class D principal balance                                                                          3,865,532.00
       Class D Target Investor Principal Amount (1.5070% * ending ADCB)                                           2,785,128.28
       Class D Floor                                                                                              2,576,232.01
       Class D Principal Payment Amount due                                                                       1,080,403.72
       Class D Principal Payment Amount distribution                                                                      0.00

       Class D principal balance after current distribution                                                       3,865,532.00


Additional Principal Schedule
-----------------------------

       Floors applicable (Yes/No)                                                                                           No
       Monthly Principal Amount                                                                                  18,479,530.98
       Sum of Principal Payments payable on all classes                                                          19,871,910.31
       Additional Principal  payable                                                                                      0.00
       Additional Principal available, if payable                                                                         0.00

       Class A-2 Additional Principal allocation                                                                          0.00
       Class A-2 principal balance after current distribution                                                     1,463,694.81

       Class A-3 Additional Principal allocation                                                                          0.00
       Class A-3 principal balance after current distribution                                                   135,293,633.00

       Class A-4 Additional Principal allocation                                                                          0.00
       Class A-4 principal balance after current distribution                                                    31,345,216.00

       Class B Additional Principal allocation                                                                            0.00
       Class B principal balance after current distribution                                                       6,962,635.88

       Class C Additional Principal allocation                                                                            0.00
       Class C principal balance after current distribution                                                       6,638,895.31

       Class D Additional Principal allocation                                                                            0.00
       Class D principal balance after current distribution                                                       3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

 (i)   Servicing Fee Percentage                                                                                           0.40%
 (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                                         202,532,858.24
(iii)  Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                    67,510.95

 (iv)  Servicing Fee accrued but not paid in prior periods                                                          897,481.94

       Total Servicing Fee due and accrued ( (iii) + (iv) )                                                         964,992.89

       Servicing Fee carried forward                                                                                964,992.89


       Monthly Servicing Fee distributed                                                                                  0.00


Reserve Fund Schedule
---------------------

       ADCB as of the end of the Collection Period                                                              184,812,759.05
       Required Reserve Amount (ending ADCB * 0.70%)                                                              1,293,689.31
       Prior month Reserve Fund balance                                                                           1,065,261.71
       Deposit to Reserve Fund - excess funds                                                                             0.00
       Interim Reserve Fund Balance                                                                               1,065,261.71
       Current period draw on Reserve Fund for Reserve Interest Payments                                                  0.00
       Current period draw on Reserve Fund for Reserve Principal Payments                                                 0.00
       Excess to Certificateholder                                                                                        0.00
       Ending Reserve Fund balance                                                                                1,065,261.71

       Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                                0.58%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------

Heller Financial, Inc.
Monthly Report - Note Factors

       Class A-1
       ---------
       Class A-1 principal balance                                                                       0.00
       Initial Class A-1 principal balance                                                     130,040,761.00

       Note factor                                                                                0.000000000


       Class A-2
       ---------
       Class A-2 principal balance                                                               1,463,694.81
       Initial Class A-2 principal balance                                                      66,680,434.00

       Note factor                                                                                0.021950889


       Class A-3
       ---------
       Class A-3 principal balance                                                             135,293,633.00
       Initial Class A-3 principal balance                                                     135,293,633.00

       Note factor                                                                                1.000000000


       Class A-4
       ---------
       Class A-4 principal balance                                                              31,345,216.00
       Initial Class A-4 principal balance                                                      31,345,216.00

       Note factor                                                                                1.000000000


       Class B
       -------
       Class B principal balance                                                                 6,962,635.88
       initial Class B principal balance                                                         9,663,831.00

       Note factor                                                                                0.720484028


       Class C
       -------
       Class C principal balance                                                                 6,638,895.31
       Initial Class C principal balance                                                         7,731,065.00

       Note factor                                                                                0.858729724


       Class D
       Class D principal balance                                                                 3,865,532.00
       Initial Class D principal balance                                                         3,865,532.00

       Note factor                                                                                1.000000000

Heller Equipment Asset Receivables Trust 1999-1

-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations
Cumulative Loss Amount Schedule
-------------------------------

 (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date                               203,292,290.03
 (ii)  Overcollateralization Balance as of the preceding Distribution Date                                              (759,431.79)
(iii)  Monthly Principal Amount                                                                                       18,479,530.98
 (iv)  Available Amounts remaining after the payment of interest                                                      17,722,683.02
 (v)   ADCB as of the end of the Collection Period                                                                   184,812,759.05
       Cumulative Loss Amount                                                                                                  0.00


Class B Floor Calculation
-------------------------

       Class B Floor percentage                                                                                                1.86%
       Initial ADCB                                                                                                  386,553,237.98
       Cumulative Loss Amount for current period                                                                               0.00
       Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance          10,682,190.54
       Class B Floor                                                                                                  (3,492,300.31)


Class C Floor Calculation
-------------------------

       Class C Floor percentage                                                                                                1.09%
       Initial ADCB                                                                                                  386,553,237.98
       Cumulative Loss Amount for current period                                                                               0.00
       Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                          3,106,100.21
       Class C Floor                                                                                                   1,107,330.08


Class D Floor Calculation
-------------------------

       Class D Floor percentage                                                                                                0.47%
       Initial ADCB                                                                                                  386,553,237.98
       Cumulative Loss Amount for current period                                                                               0.00
       Overcollateralization Balance                                                                                    (759,431.79)
       Class D Floor                                                                                                   2,576,232.01


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                 Yes

An Event of Default has occurred  (Yes/No)                                                                                       No



10% Substitution Limit Calculation
----------------------------------

       ADCB as of the Cut-off Date:                                                                                  386,553,237.98

       Cumulative DCB of Substitute Contracts replacing materially modified contracts                                  5,404,027.98
       Percentage of Substitute Contracts replacing materially modified contracts                                              1.40%

       Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                      No


5% Skipped Payment Limit Calculation
------------------------------------

       The percent of contracts with Skipped Payment modifications                                                             0.08%
       The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                          No
       Any Skipped Payments have been deferred later than January 1, 2006                                                        No

Heller Equipment Asset Receivables Trust 1999-1

----------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data
Pool Data
---------

ADCB as of the first day of the Collection Period                                                                   202,532,858.24
ADCB as of the last day of the Collection Period                                                                    184,812,759.05

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                           506,928.24
Number of Contracts that became Defaulted Contracts during the period                                                            2
Defaulted Contracts as a percentage of ADCB (annualized)                                                                      3.29%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                            5,384,694.45
Number of Prepaid Contracts as of the last day of the Collection Period                                                          8

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                          0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                       0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                             195,916.22
Number of Warranty Contracts as of the last day of the Collection Period                                                         1

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                        417,199.48

Cumulative Servicer Advances paid by the Servicer                                                                    14,060,316.30
Cumulative reimbursed Servicer Advances                                                                              11,186,687.12


Delinquencies and Losses                      Dollars                            Percent
------------------------                      -------                            -------

       Current                             172,169,478.80                         93.16%
       31-60 days past due                   8,146,740.23                          4.41%
       61-90 days past due                   3,110,476.89                          1.68%
       Over 90 days past due                 1,386,063.13                          0.75%
                                           --------------                        ------
       Total                               184,812,759.05                        100.00%

       31+ days past due                    12,643,280.25                          6.84%


 (i)   Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                                      5,251,442.81
 (ii)  Cumulative Recoveries realized on Defaulted Contracts                                                          1,174,916.82
       Cumulative net losses to date  ( (i) - (ii) )                                                                  4,076,525.99
       Cumulative net losses as a percentage of the initial ADCB                                                              1.05%